UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2020

Date of Report (Date of earliest event reported)

BIOLASE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4 Cromwell

Irvine, California 92618

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	BIOL	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.Entry	into a Material Definitive Agreement.

On May 15, 2020, BIOLASE, Inc., a Delaware corporation (the “Company”), entered into the Fifth Amendment to Credit Agreement (the “Fifth Amendment”) with SWK Funding LLC (“SWK”), in connection with that certain Credit Agreement (the “Credit Agreement”), by and among the Company, SWK, and the lender parties thereto.

The Fifth Amendment amends the Credit Agreement by providing for minimum consolidated unencumbered liquid assets of $1,500,000 prior to June 30, 2020 and $3,000,000 on or after June 30, 2020; providing for a minimum aggregate revenue target of $41,000,000 for the twelve month period ending June 30, 2020, a related waiver of such minimum revenue target in the event that the Company raises equity capital of not less than $10,000,000 on or prior to June 30, 2020, and quarterly revenue targets; and providing for a minimum EBITDA target of –($7,000,000) for the twelve month period ended June 30, 2020, a related waiver of such minimum EBIDTA target in the event that the Company raises equity capital of not less than $10,000,000 on or prior to June 30, 2020, and quarterly EBITDA targets. The Second Amendment contains representations, warranties, covenants, releases, and conditions customary for a credit agreement amendment of this type.

In connection with the Fifth Amendment, on May 15, 2020 the Company entered into the Third Consolidated, Amended and Restated Warrant (the “Warrant”), pursuant to which the Company issued additional warrants to SWK to purchase 63,779 shares of the Company’s Common Stock, par value $0.001 per share, with a warrant price per share of $0.39198, and adjusted the warrant price per share with respect to 487,198 existing warrant shares previously issued to SWK to $0.39198.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE, INC.

Date: May 20, 2020	By:	/s/ Todd Norbe
Todd Norbe
President and Chief Executive Officer